Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the “Amendment”) is made and entered into as of May 18, 2020 (the “Effective Date”), by and between HealthLynked Corp., a Nevada corporation (the “Parent”), HLYK Florida, LLC, a Florida limited liability company (the “Company”), Cura Health Management LLC, a Florida limited liability company (the “Target”), ACO Health Partners, LLC, a Delaware limited liability company (“AHP”), and Bradberry Holdings, LLC, a Florida limited liability company, and FocusOne Holdings, LLC, a Florida limited liability company (each a “Seller” and collectively, the “Sellers”).

RECITALS

WHEREAS, Parent, Company, Target, AHP, and Sellers are parties to that certain Agreement and Plan of Merger, dated as of February 5, 2020 (the “Agreement”) pursuant to which the parties intend to effect a merger of Target with and into Company, at which time Target will cease to exist and Company will continue as the surviving entity and wholly owned subsidiary of Parent; and

WHEREAS, the parties hereto have agreed to amend the terms of the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties hereto do hereby agree as follows:

1.	Sections 5.1, and 5.2 of the Agreement shall be and are hereby deleted in their entirety and replaced with the following:

5.1.	$214,000 payable to the Sellers at a percentage that is mutually acceptable to Sellers at the Closing, subject to adjustment in accordance with Sections 5.4 and 10.9 (“Initial Payment”) and the remaining $223,500 to be paid to Sellers as follows: at the time Target receives the final assessment of CMS on the calculation of MSSP Shared Savings (estimated to be by September 2020),

5.1.1.	if Shared Savings and/or Alternative Revenue Streams, as defined below, are equal to $1,725,000 or greater, the full $223,500 shall be paid at such time;

5.1.2.	if Shared Savings and/or Alternative Revenue Streams are less than $1,725,000, a prorated amount shall be paid at such time; and the remaining amount will be added to the aggregate earn-out payments set forth in Section 5.3. Any remaining portion of this transfer to earnout will be accelerated once the $1.725M in annual threshold is achieved.

“Alternative Revenue Streams” means consulting revenue, waiver agreement revenue, or other revenue in excess of the $605,000 consulting revenue that currently exists;

5.2.	2,240,838 common shares of Parent with an aggregate value of $214,000 (valued at $0.0955 per common share) shall be issued to the Sellers at a percentage that is mutually acceptable to Sellers at the Closing and the remaining $660,000 of common shares shall be issued to the Sellers as follows: at the time Target receives the final assessment of CMS on the calculation of MSSP Shared Savings (estimated to be by September 2020),

5.2.1.	if Shared Savings and/or Alternative Revenue Streams are equal to $1,725,000 or greater, $660,000 of Common Shares shall be issued at such time; and

5.2.2.	if Shared Savings and/or Alternative Revenue Streams are less than $1,725,000, a prorated amount of common shares shall be issued at such time and the remaining value will be added to the aggregate earn-out payments set forth in Section 5.3. Any remaining portion of this transfer to earnout will be accelerated once the $1.725M in annual threshold is achieved.

2.	Except as otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect, and the terms of this Amendment shall be deemed a part of the Agreement as if fully set forth therein. To the extent any provision of this Amendment is inconsistent or shall conflict with any provision in the Agreement, the terms of this Amendment shall prevail.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Transmission of images of signed signature pages by facsimile, e-mail, or other electronic means shall have the same effect as the delivery of manually signed documents in person.

SIGNATURE PAGE TO FOLLOW:

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

COMPANY:		SELLER:

HLYK FLORIDA, LLC		BRADBERRY HOLDINGS, LLC

By:	/s/ George O’Leary	/s/ Nicole Bradberry
Name:	George O’Leary	Nicole Bradberry, Owner
Title	CFO

PARENT:		SELLER:

HEALTHLYNKED CORP.		FOCUSONE HOLDINGS, LLC

By:	/s/ George O’Leary	/s/ Marsha Boggess
Name:	George O’Leary	Marsha Boggess
Title	CFO
TARGET:

CURA HEALTH MANAGEMENT LLC

		By:	/s/ Marsha Boggess
		Name:	Marsha Boggess
		Title	Member Manager

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